UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934.

Filed by the Registrant	[X]

Filed by Party other than the Registrant	[ ]

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[X]	Definitive Information Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HORNE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter.)

Commission File number 000-50373

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

HORNE INTERNATIONAL, INC.
c/o Belstar, Inc., 8408 Arlington Blvd, Suite 200
Fairfax, Virginia 22031
703-641-1100

July 7, 2014

To Our Stockholders:

On behalf of the Board of Directors and management of HORNE INTERNATIONAL, INC., I cordially invite you to attend a Special Meeting of Horne's stockholders to be held on Wednesday, August 20, 2014, at 10:00 a.m., local time, at 1201 15th Street, Suite 200, Washington, DC.

The matters to be considered at the meeting are:

1.            An amendment our Articles of Incorporation ("Articles of Incorporation") to increase the number of authorized shares of Common Stock from eighty million (80,000,000) shares, par value $0.0001 to five billion (5,000,000,000) shares, par value $0.0001 per share.

2.            The adoption of a 2014 Stock Option Plan (the "Plan").

It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting in person, you are requested to mark, sign, date, and return the enclosed proxy promptly in the pre-addressed return envelope provided or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

Sincerely,

DALLAS EVANS
Dallas Evans
Chief Executive Officer

HORNE INTERNATIONAL, INC.
c/o Belstar, Inc., 8408 Arlington Blvd, Suite 200
Fairfax, Virginia 22031
703-641-1100

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of HORNE INTERNATIONAL, INC. (the "Company") will be held on Wednesday, August 20, 2014, at 10:00 a.m., local time, at 1201 15th Street, Suite 200, Washington, DC, for the purpose of considering and acting upon the following proposals:

1.            An amendment to our Articles of Incorporation ("Articles of Incorporation") to increase the number of authorized shares of Common Stock from eighty million (80,000,000) shares, par value $0.0001 to five billion (5,000,000,000) shares, par value $0.0001 per share.

2.            The adoption of a 2014 Stock Option Plan (the "Plan").

The Special Meeting may be adjourned or postponed from time to time (including to obtain a quorum or solicit additional votes in favor of the proposal), and at any reconvened meeting action on the proposed amendments to the Articles of Incorporation may be taken without further notice to stockholders unless required by our Bylaws.

If you were a stockholder of record at the close of business on July 1, 2014, you are entitled to notice of and to vote at the Special Meeting and any adjournment or postponements thereof.

By Order of the Board of Directors

DALLAS EVANS
Dallas Evans, Chief Executive Officer
July 7, 2014

IMPORTANT: Whether or not you plan to attend, so that your vote will be counted at the Special Meeting, please mark, sign, date and return the enclosed proxy promptly, using the pre-addressed return envelope enclosed, or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

HORNE INTERNATIONAL, INC.
c/o Belstar, Inc., 8408 Arlington Blvd, Suite 200
Fairfax, Virginia 22031
703-641-1100

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 20, 2014

GENERAL INFORMATION

Information About the Special Meeting

A Special Meeting of Shareholders of HORNE INTERNATIONAL, INC. ("Horne" or the "Company") will be held on Wednesday, August 20, 2014, at 10:00 a.m., local time, at 1201 15th Street, Suite 200, Washington, DC.

Information About this Proxy Statement

We sent you this Proxy Statement and the enclosed proxy card because Horne's Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. If you own Horne Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials.

This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and which is designed to assist you in voting your shares. On or about July 9, 2014, we will begin mailing this Proxy Statement and the enclosed proxy card to all stockholders of record at the close of business on July 2, 2014. If you have any questions or require assistance voting your shares please contact our proxy solicitor Alliance Advisors toll-free at 855-486-7905.

Matters to be Voted on at the Special Meeting

We will be voting on two matters.  The matters to be voted on are as follows:

1.            An amendment to our Articles of Incorporation ("Articles of Incorporation") to increase the number of authorized shares of Common Stock from eighty million (80,000,000) shares, par value $0.0001 to five billion (5,000,000,000) shares, par value $0.0001 per share.

2.            The adoption of a 2014 Stock Option Plan (the "Plan").

The Board recommends that you vote FOR each of the matters.

Information About Voting

Stockholders can vote on matters presented at the Special Meeting in two ways:

(a) By Proxy. You can vote by (i) signing, dating and returning by mail the enclosed proxy card promptly using the pre-addressed return envelope (ii) giving your proxy by scanning and emailing it to proxy@horne.com, faxing it to 703-641-0440, or (iii) calling Alliance Advisors, our proxy solicitor, at 855-486-7905, to register your vote.   If you do this, the proxies will vote your shares in the manner you indicate. If you do not indicate instructions on the card, your shares will be voted FOR the proposed amendment.

ALLIANCE ADVISORS LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
Banks and Brokers Call Collect:  (973) 873-7721
Shareholders Call TOLL-FREE: 855-486-7905

(b) In Person. You may attend the Special Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to us prior to the Special Meeting, or by submitting a later-dated proxy to us.

Information Regarding Tabulation of the Vote

Horne will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

Dissenter's Rights

The Delaware General Corporation Law does not provide for dissenters' rights in connection with any of the actions described in this Proxy Statement, and we will not provide stockholders with any such right independently.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. Under the Delaware General Corporation Law, holders of a majority of the outstanding shares of Common Stock entitled to vote, shall constitute a quorum. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposal to be Adopted

Approval by a majority of the outstanding shares of Common Stock outstanding will be required to approve the amendment to increase the number of authorized shares of Common Stock from eighty million (80,000,000) shares, par value $0.0001 to five billion (5,000,000,000) shares, par value $0.0001 per share; and, approval of a majority of the outstanding shares of common stock will be required to approve the adoption of a 2014 Stock Option Plan (the "Plan").

Abstentions and broker non-votes, if any, will be counted as votes against the amendments.

As of July 2, 2014, there were approximately 60 holders of record of outstanding shares of Common Stock (excluding beneficial owners in "street names").

Revocation of Proxies

If you give a proxy, you may revoke it at any time before it is exercised by giving notice to Horne in writing or by means of other verifiable communication prior to the Special Meeting or by submitting a later-dated proxy to Horne.

Costs of Proxy Solicitation

Horne will pay all the costs of soliciting these proxies except for the costs of returning your proxy card. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of Horne. Horne will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies, and reimburse them for expenses. Alliance Advisors has been engaged to solicit proxies on our behalf in connection with our 2014 annual meeting of shareholders and provide other advisory services for a fee of $4,500 plus expenses.

INFORMATION ABOUT HORNE COMMON SHARE OWNERSHIP

Beneficial Ownership of Shares

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of July 2, 2014 of each officer and director and by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.

As of July 2, 2014, there were 79,540,683 shares of the Company's common stock issued and outstanding and no shares of preferred stock issued and outstanding.

Name and Address	Number of Shares	Percentage
of Beneficial Owner (1)	Beneficially Owned (2)	of Class

Dallas Evans	-	*

John E. Donahue	-	*

Darryl K. Horne	5,377,007	6.0%

Evan Auld-Susott	3,227,010	4.1%

Total Directors and Named Executive Officers (5 persons)	8,604,017	10.8%

Michael B. McElligott	7,847,426	9.9%
85 Dudley Road
Billerica, MA 01821

Trevor Foster	3,768,010	4.7%
P.O. Box 450
Hickman CA 95323

* Less than 1% of the outstanding common stock.

1)	Except as otherwise noted, the address for each person listed in this table is c/o Horne International, Inc., c/o Belstar, Inc., 8408 Arlington Boulevard, Suite 200, Fairfax, VA 22031.

2)
Beneficial ownership of shares is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. The number of shares beneficially owned by a person includes shares of common stock that the person had the right to acquire pursuant to options exercisable within 60 days of July 2, 2014. Shares issuable pursuant to options are deemed outstanding for calculating the percentage ownership of the person holding the options but are not deemed outstanding for the purposes of calculating the percentage ownership of any other person.

ITEM 1
THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has approved, subject to stockholders' approval, an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from eighty million (80,000,000) shares, par value $0.0001 to five billion (5,000,000,000) shares, par value $0.0001. A copy of the proposed amendment is attached hereto as Appendix A.

Reason for the Amendment

We are currently authorized to issue 80,000,000 shares of common stock with a par value of $0.0001 per share. Currently, there are 78,540,683 shares of common stock issued and outstanding and another 459,317 shares have been reserved principally to fill outstanding stock options.  Currently, there are three Convertible Promissory Notes ("Notes") outstanding in the amount of approximately $100,000 in principal, which amount includes a 50% penalty for our failure to file the to file our Form 10-K for the period ended December 31, 2013 on a timely basis, and two additional convertible notes that are convertible into 1,500,000 shares of common stock. Based upon our information, we believe that based on the recent trading range of our common stock the Notes will be converted into approximately 60,000,000 restricted shares of common stock.  Furthermore, we are required to reserve five times the number of shares that may actually issuable upon full conversion of the Notes (based on the Conversion Price, as defined, of the Notes in effect from time to time), thereby increasing the current required reserve to approximately 300,000,000.  We currently do not have enough authorized shares of common stock to satisfy the option exercises and conversion of the two convertible notes, and the full reserve requirement for possible conversions of Notes to common shares.  Other than the possible need to issue shares upon the exercise of options and conversion of the two convertible notes and the Notes to shares of common stock at the election of the lenders, we have no definitive plans or arrangements to issue any additional shares of common stock.

More generally, the increase in the authorized number of shares of common stock will enable us to engage in (i) possible future financings, some of which may require reserve requirements of five times the number of shares that may actually issuable upon full conversion of the securities and (ii) such other corporate purposes as the Board of Directors determines in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under possible new benefit plans.

After the increase in the authorized number of shares of common stock, there will be available for issuance approximately 3.6 billion shares of our common stock after giving effect to 79,540,683 shares of Common Stock outstanding, 405,000 shares reserved for the possible exercise of outstanding options, 1,500,000 shares reserved for the possible conversion of two convertible notes, approximately 300,000,000 restricted shares of common stock to meet the reserve requirement for existing debt, and 1,000,000,000 shares for our 2014 Stock Option Plan. The par value of our common stock will remain $0.0001 share.  The relative rights and limitations of the shares of common stock would remain unchanged under the Share Increase Amendment.

Certain Effects of the Amendment

The increase in authorized shares of common stock is not being proposed as a means of preventing or dissuading a change in control or takeover of us. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved common stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of us or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of common stock, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and our executive officers have no knowledge of any current effort to obtain control of us or to accumulate large amounts of shares of our common stock.

The holders of shares of our Common Stock are not entitled to preemptive rights with respect to the issuance of additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. Accordingly, the issuance of additional shares of our Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The proposed amendment to the Articles of Incorporation does not change the terms of the Common Stock. The additional shares of Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

We could also use the additional shares of common stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the common stock. Any such transaction may require us to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect our business and financial results.

If approved by stockholders, it is anticipated that the amendment to the Articles of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State for the State of Delaware.

The Board of Directors recommends a vote FOR the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to five billion(5,000,000,000) shares.

ITEM 2
THE PROPOSAL TO APPROVE OF 2014 STOCK OPTION PLAN

Overview

In the opinion of our Board of Directors, our future success depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating key employees with experience and ability. On June 30, 2014, Horne's Board of Directors adopted, subject to stockholder approval, the Horne International, Inc. 2014 Stock Option Plan, which we refer to as the 2014 Stock Option Plan.

The 2014 Stock Option Plan would allow for the issuance of up to 1,000,000,000 shares of our Common Stock

The 2014 Stock Option Plan is intended to be a broad-based plan that allows for the issuance of equity awards deep into our organization.

The Board of Directors believes that approving 1,000,000,000 shares for issuance under the 2014 Stock Option Plan is appropriate and in the best interests of stockholders given our current expectations on hiring following an attempted recapitalization and restructuring and the highly competitive environment in which we intend to recruit and retain

Summary of the 2014 Stock Option Plan

The following summary of the 2014 Stock Option Plan is qualified in its entirety by reference to the 2014 Stock Option Plan, a copy of which is attached as Appendix B to the electronic copy of this Proxy Statement filed with the Commission and may be accessed from the Commission's website at www.sec.gov.

Types of Awards; Shares Available for Issuance.

The 2014 Stock Option Plan allows for the issuance of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code (the "Code"), non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, other stock-based awards and performance awards or other awards in the form of cash awards; we refer to these securities as Awards.

The maximum number of shares with respect to which Awards may be granted to any participant under the 2014 Stock Option Plan may not exceed 200,000,000 shares per calendar year. The maximum number of shares with respect to which Awards other than options and stock appreciation rights may be granted under the 2014 Stock Option Plan is 90% of the total number of shares available for issuance thereunder. The maximum aggregate number of shares with respect to which Awards may be granted to directors who are not employees of Horne at the time of grant shall be 10% of the total number of shares available for issuance under the 2014 Stock Option Plan. Performance Awards can also provide for cash payments of up to a maximum of $1,000,000 per calendar year per individual. Up to 500,000,000 shares shall be available under the 2014 Stock Option Plan for Awards in the form of incentive stock options.

All shares of Common Stock covered by stock appreciation rights shall be counted against the number of shares available for grant under the 2014 Stock Option Plan and the sub-limitations described above. However, stock appreciation rights that may be settled only in cash shall not be so counted, and if a stock appreciation right is granted in tandem with an option and the grant provides that only one such Award may be exercised, only the shares covered by the option shall be counted, and the expiration of one in connection with the other's exercise will not restore shares to the 2014 Stock Option Plan.

Shares issued under the 2014 Stock Option Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market.

Descriptions of Awards.

Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price that is less than 100% of the fair market value of the Common Stock on the effective date of grant. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of Horne or any of our subsidiaries. Under the terms of the 2014 Stock Option Plan, stock options may not be granted for a term in excess of seven years (and, under present law, five years in the case of incentive stock options granted to optionees holding greater than 10% of the total combined voting power of all classes of stock of Horne or any of our subsidiaries). The 2014 Stock Option Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash or check or, except as may otherwise be provided in the applicable option agreement or approved by our Board of Directors, in connection with a "cashless exercise" through a broker, (ii) to the extent provided in the applicable option agreement or approved by our Board of Directors, and subject to certain conditions, by surrender to us of shares of Common Stock owned by the participant valued at their fair market value, (iii) to the extent provided in an applicable nonstatutory stock option agreement or approved by our Board of Directors, and subject to certain conditions, by delivery of a notice of "net exercise" as a result of which Horne will retain shares of Common Stock otherwise issuable pursuant to the stock option, (iv) to the extent provided in the applicable option agreement or approved by our Board of Directors, by any other lawful means, or (v) any combination of the foregoing.

Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive a number of shares of Common Stock or cash (or a combination thereof) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our Common Stock over the grant price. SARs may be granted independently or in tandem with stock options granted under the 2014 Stock Option Plan. When a SAR is granted in tandem with a stock option, the SAR will be exercisable only at such time or times, and to the extent that the related stock option is exercisable (except to the extent designated by our Board of Directors in connection with an acquisition or change in control event) and will be transferable only with the related stock option. The 2014 Stock Option Plan provides that the grant price or exercise price of an SAR may not be less than 100% of the fair market value per share of our Common Stock on the effective date of grant and that SARs granted under the 2014 Stock Option Plan may not have a term in excess of seven years.

No Repricings of Options or SARs; Other Limitations. With respect to options and SARS, unless such action is approved by stockholders or permitted under the terms of the 2014 Stock Option Plan in connection with certain changes in capitalization and change in control events, we may not (i) amend any outstanding option or SAR granted under the 2014 Stock Option Plan to provide an exercise price or grant price per share that is lower than the then-current exercise price or grant price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the 2014 Stock Option Plan) and grant in substitution therefor new Awards under the 2014 Stock Option Plan (other than certain Awards granted in connection with our merger or consolidation with, or acquisition of, another entity, covering the same or a different number of shares of Common Stock and having an exercise price or grant price per share lower than the then-current exercise price per share of the canceled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or grant price per share above the then-current fair market value of our Common Stock, or (iv) take any other action under the 2014 Stock Option Plan that constitutes a "repricing".  No option or SAR granted under the 2014 Stock Option Plan shall contain any provision entitling the grantee to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR or provide for the payment or accrual of dividend equivalents.

Restricted Stock Awards. We may issue Awards entitling recipients to acquire shares of our Common Stock subject to the right of Horne to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board of Directors in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. We refer to these Awards as Restricted Stock. Unless otherwise provided in the applicable Award agreement, any dividend declared and paid by Horne with respect to a share of Restricted Stock shall be paid to the participant (without interest) only if and when such shares of Restricted Stock become free from any applicable restrictions on transferability and forfeitability.

Restricted Stock Units; Deferred Stock Units. Instead of granting Awards for Restricted Stock, we may also grant Awards entitling the recipient to receive shares of our Common Stock (or cash equal to the fair market value of such shares) to be delivered at a future date on or after such Award vests. We refer to these Awards as Restricted Stock Units. A participant has no voting rights with respect to any Restricted Stock Units. To the extent provided by our Board of Directors in its sole discretion, a grant of Restricted Stock Units may provide the participant with a right to receive dividend equivalents, which may be settled in cash and/or shares of our Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the underlying Restricted Stock Units. Our Board of Directors may provide for deferral of settlement of a Restricted Stock Unit (on a mandatory basis or at the election of the participant); we refer to Restricted Stock Units with a mandatory or elected deferral as Deferred Stock Units.

Other Stock-Based Awards; Cash-Based Awards. Under the 2014 Stock Option Plan, our Board of Directors may grant other Awards that are based upon our Common Stock or other property having such terms and conditions as the Board of Directors may determine including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of our Common Stock, and the grant of Awards entitling recipients to receive shares of our Common Stock to be delivered in the future. We refer to these types of Awards as Other Stock-Based Awards. Other Stock-Based Awards may be available as a form of payment in the settlement of other Awards granted under the 2014 Stock Option Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of our Common Stock or cash, as our Board of Directors determines. Our Board of Directors may also grant Performance Awards (as defined below) or other Awards denominated in cash rather than shares of Common Stock. We refer to these types of Awards as Cash-Based Awards.

Performance Awards. Restricted Stock, Restricted Stock Units and Other Stock-Based Awards granted under the 2014 Stock Option Plan may be made subject to achievement of performance goals. We refer to these types of Awards as Performance Awards. Performance Awards may also provide for cash payments of up to $1,000,000 per calendar year per individual. With respect to Performance Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, our Board of Directors shall specify, at the time of grant, that such Performance Award will vest solely upon the achievement of specified objective performance criteria that are based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles, or GAAP, or on a non-GAAP basis, as determined by the Board of Directors: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) revenue, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, (n) total shareholder return, (o) earnings per share or (p) earnings before interest, taxes, depreciation and amortization. The preceding performance criteria may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or relative to the performance of a peer group of entities or other external measure of the selected performance criteria. The Board of Directors shall specify whether such performance measures are to be adjusted to exclude any one or more of (I) extraordinary items, (II) gains or losses on the dispositions of discontinued operations, (III) the cumulative effects of changes in accounting principles, (IV) the write-down of any asset, (V) charges for restructuring and rationalization programs, (VI) other non-cash charges or items, (VII) gains or losses relating to financing or investment activities, (VIII) the effect of acquisitions, or (IX) gains or losses as a result of foreign currency conversions or fluctuations in foreign currency exchange rates. Such performance measures (A) may vary by participant and may be different for different Awards; (B) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Board of Directors; and (C) shall be set by the Board of Directors within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).  The Board of Directors may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Awards and may not waive the achievement of the applicable performance measures except in the case of the death or disability of the participant or a change in control of Horne. Performance Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) may be based on these or other performance measures as determined by our Board of Directors.

Transferability of Awards.

Except as the Board of Directors may otherwise determine or provide in an Award in connection with certain gratuitous transfers, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards.

Employees, officers, directors, consultants and advisors of Horne and our present or future parent or subsidiary corporations and any other business venture in which Horne has a controlling interest (as determined by our Board of Directors) are eligible to be granted Awards under the 2014 Stock Option Plan. Under current law, however, incentive stock options may only be granted to employees of Horne and its present or future parent or subsidiaries. The granting of Awards under the 2014 Stock Option Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above.

Administration.

Our Board of Directors administers the 2014 Stock Option Plan and is authorized to adopt, alter and repeal the administrative rules, guidelines and practices relating to the 2014 Stock Option Plan and to interpret the provisions of the 2014 Stock Option Plan and any Award documentation and remedy any ambiguities, omissions or inconsistencies therein. Pursuant to the terms of the 2014 Stock Option Plan, our Board of Directors may delegate authority under the 2014 Stock Option Plan to one or more committees or subcommittees of our Board of Directors. Our Board of Directors, with the input of management, selects the recipients of Awards and determines, in addition to other items, and subject to the terms of the 2014 Stock Option Plan:

•
the number of shares of Common Stock, cash or other consideration covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest;

•	the exercise price of Awards;

•	the effect on Awards of a change in control of Horne; and

•	the duration of Awards.

The Board of Directors may at any time provide that any Award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, except as otherwise provided under the terms of the 2014 Stock Option Plan in the case of Performance Awards.

The Board of Directors is required to make appropriate adjustments in connection with the 2014 Stock Option Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

All decisions by the Board of Directors shall be made in the Board of Directors' sole discretion and shall be final and binding on all persons having or claiming any interest on the 2014 Stock Option Plan or in any Award. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination relating to or under the 2014 Stock Option Plan made in good faith. Horne will indemnify and hold harmless each director, officer, other employee, or agent to whom any duty or power relating to the administration or interpretation of the 2014 Stock Option Plan has been or will be delegated against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board of Director's approval) arising out of any act or omission to act concerning the 2014 Stock Option Plan unless arising out of such person's own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the 2014 Stock Option Plan, with respect to repricing outstanding stock options or SARs, our Board of Directors may amend, modify or terminate any outstanding Award provided that the participant's consent to such action will be required unless our Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the participant or the change is otherwise permitted under the terms of the 2014 Stock Option Plan.

Acquisition and Change in Control Events.

Definitions. The 2014 Stock Option Plan contains provisions addressing the consequences of any acquisition event or change in control event. An "acquisition event" is defined under the terms of the 2014 Stock Option Plan to mean (a) any merger or consolidation of Horne with or into another entity as a result of which our Common Stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled or (b) any exchange of our Common Stock for cash, securities or other property pursuant to a share exchange or other transaction. A "change in control event," as defined in the 2014 Stock Option Plan, means (w) any merger or consolidation which results in the voting securities of Horne outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of voting securities of Horne or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (x) subject to certain restrictions contained in the definition of the change in control event under the 2014 Stock Option Plan, the acquisition by an individual, entity or group of beneficial ownership of any capital stock of Horne if, after such acquisition, such individual, entity or group beneficially owns 50% or more of either (i) the then-outstanding shares of our Common Stock or (ii) the combined voting power of Horne's then-outstanding voting securities entitled to vote generally in the election of directors; (y) any sale of all or substantially all of Horne's assets; or (z) the complete liquidation of Horne.

Awards Other than Restricted Stock; Options Available to the Board of Directors. For Awards other than Restricted Stock, under the 2014 Stock Option Plan, if an acquisition event occurs (regardless of whether such event also constitutes a change in control event), our Board of Directors may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board of Directors determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between a participant and Horne): (A) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (B) upon written notice to a participant, provide that all of the participant's unexercised Awards will terminate immediately prior to the consummation of such acquisition event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (C) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such acquisition event, (D) in the event of an acquisition event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the acquisition event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each Award held by a participant equal to (X) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such acquisition event) multiplied by (Y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, grant or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (E) provide that, in connection with a liquidation or dissolution of Horne, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (F) any combination of the foregoing.

The 2014 Stock Option Plan also provides, however, that for Restricted Stock Units that are subject to Section 409A of the Code: (A) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the acquisition event constitutes such a "change in control event", then no assumption or substitution of the Restricted Stock Unit shall be permitted, and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (B) the Board of Directors may only undertake the actions set forth in clauses (C), (D) or (E) above; if the acquisition event is not a "change in control event" as so defined under the Treasury Regulation or such action is permitted or required by Section 409A of the Code. If the acquisition event does not constitute a "change in control event" as defined in the Treasury Regulation or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (A) above, then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the acquisition event without any payment in exchange therefor.

Except to the extent specifically provided to the contrary in the instrument evidencing the Award or any other agreement between the participant and Horne, each Award (other than Restricted Stock) shall become immediately vested, exercisable, or free from forfeiture, as applicable, if on or prior to the first anniversary of the date of the consummation of a change in control event, the participant's employment with us or our successor is terminated for good reason (as defined in the 2014 Stock Option Plan) by the participant or is terminated without cause (as defined in the 2014 Stock Option Plan) by us or our successor.

Provisions Applicable to Restricted Stock. Upon the occurrence of an acquisition event (regardless of whether such event also constitutes a change in control event), Horne's repurchase and other rights with respect to outstanding Restricted Stock shall inure to the benefit of our successor and shall, unless the Board of Directors determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such acquisition event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board of Directors may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a participant and Horne, either initially or by amendment.

Upon the occurrence of a change in control event (regardless of whether such event also constitutes an acquisition event), except to the extent specifically provided to the contrary in the instrument evidencing the Award or any other agreement between the participant and Horne, each Award of Restricted Stock shall become immediately vested and free from forfeiture if on or prior to the first anniversary of the date of the consummation of a change in control event, the participant's employment with us or our successor is terminated for good reason (as defined in the 2014 Stock Option Plan) by the participant or is terminated without cause (as defined in the 2014 Stock Option Plan) by us or our successor.

Other Stock-Based Awards or Cash-Based Awards.

The Board of Directors shall specify at the time of grant or thereafter the effect of an acquisition event or change in control event on any Other Stock-Based Award or Cash-Based Award granted under the 2014 Stock Option Plan.

Provisions for Foreign Participants.

The Board of Directors may modify Awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2014 Stock Option Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination.

Our Board of Directors may amend, suspend or terminate the 2014 Stock Option Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by Horne's stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment would be made effective unless and until such amendment shall have been approved by Horne's stockholders; and (iii) if at any time the approval of Horne's stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, the Board of Directors may not effect such modification or amendment without such approval.  Unless otherwise specified in the amendment, any amendment to the 2014 Stock Option Plan adopted in accordance with the procedures described above shall apply to, and be binding on the holders of, all Awards outstanding under the 2014 Stock Option Plan at the time the amendment is adopted, provided that the Board of Directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2014 Stock Option Plan.

Effective Date and Term of 2014 Stock Option Plan.

The 2014 Stock Option Plan shall become effective on the date the plan is approved by Horne's stockholders. No Awards shall be granted under the 2014 Stock Option Plan after the completion of 10 years from the effective date, but Awards previously granted may extend beyond that date.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2014 Stock Option Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by Horne or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option, which we refer to as ISO Stock, at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the ISO stock. If a participant sells the ISO stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the ISO stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the ISO stock for more than one year and otherwise will be short-term. If a participant sells the ISO stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the ISO stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, which we refer to as NSO Stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the NSO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NSO stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of an SAR but generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock. A participant will not have income upon the grant of Restricted Stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the Restricted Stock less the purchase price, if any. When the shares of Restricted Stock are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the shares of Restricted Stock vest the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units and Deferred Stock Units. A participant will not have income upon the grant of a Restricted Stock Unit or Deferred Stock Unit. A participant is not permitted to make a Section 83(b) election with respect to a Restricted Stock Unit or Deferred Stock Unit. When the Restricted Stock Unit or Deferred Stock Unit vests, unless the distribution of the shares of Common Stock associated with such Award has been deferred in a manner that complies with Section 409A of the Code, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. If the participant has made a valid deferral election, he or she will have income on the distribution date of the stock in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date or delivery date, as applicable. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any Other Stock-Based Award granted under the 2014 Stock Option Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to Horne. There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Board of Directors Recommendation

Our Board of Directors believes that the adoption of the 2014 Stock Option Plan is in the best interests of Horne and its stockholders and, therefore, recommends that the stockholders vote FOR this proposal.

By Order of the Board of Directors

DALLAS EVANS
Dallas Evans
Chief Executive Officer
July 7, 2014

SPECIAL MEETING OF STOCKHOLDERS OF
HORNE INTERNATIONAL, INC.
August 20, 2014

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED RETURN ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. ALTERNATIVELY, YOU MAY SCAN AND EMAIL IT TO PROXY@HORNE.COM OR FAX IT TO 703-641-0440.

THE PROPOSALS

Amend HORNE INTERNATIONAL, INC.'s Articles of Incorporation to increase the authorized shares of Common Stock from 80,000,000,000 shares, par value $0.0001 per share to 5,000,000,000 shares of Common Stock, par value $0.0001 per share.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The adoption of a 2014 Stock Option Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date	Signature of Joint Stockholder	Date

Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.

Appendix A

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

HORNE INTERNATIONAL, INC.

HORNE INTERNATIONAL, INC., a corporation organized under the laws of the state of Delaware, by its chief executive officer does hereby certify:

1.            The name of the corporation is Horne International, Inc.

2.            That the Board of Directors of said corporation at a meeting duly convened and held on the 30th day of June, 2014, passed a resolution declaring that the change and amendment in the articles of incorporation hereinafter set forth is advisable, and called a special meeting of the shareholders to take action thereon.

3.            That thereafter, on the 20th day of August, 2014, pursuant to such call of the Board of Directors, and upon notice given to each shareholder of record entitled to vote on an amendment to the articles of incorporation as provided by law, a special meeting of the shareholders of the Corporation was held, at which meeting, the holders of ____________ Common Shares, representing at least a majority of the voting power, were present in person or represented by proxy; that the number of shares of the Corporation outstanding and entitled to vote on the adoption of said amendment was ____________; that ____________ share voted against such change and amendment, and that ____________ shares, constituting at least a majority of the shares outstanding and entitled to vote thereon, voted in favor of such change and amendment, such change and amendment being as follows:

"4.            The total number of shares of stock which the Corporation shall be authorized to issue is 5,000,000,000 shares of Common Stock of the par value of $0.001 per share, amounting in the aggregate to $5,000,000.  The number of the authorized shares of any class or classes of stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote."

THE UNDERSIGNED, does make and file these amendments to the articles of incorporation, hereby declaring and certifying that the facts herein are true, and accordingly have hereunto set his hand this 20th day of August, 2014.

HORNE INTERNATIONAL, INC.

BY:
Dallas Evans, Chief Executive Officer

A-1

Appendix B

HORNE INTERNATIONAL, INC.

2014 STOCK OPTION PLAN

ARTICLE I

PURPOSE

HORNE INTERNATIONAL, INC. (the "Company"), is largely dependent for the successful conduct of its business on the initiative, effort and judgment of its officers, employees, and others who supply services to it.  This Stock Option Plan (the "Plan") is intended to provide the foregoing with an incentive through stock ownership in the Company and encourage them to remain in the Company's service.  Moreover, since the Incentive Stock Options and Non‑Qualified Stock Options provided for in the Plan are subject to various alternative provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee (as hereinafter defined) will have considerable latitude in shaping options granted under the Plan to the particular circumstances of the optionee, thus recognizing the full incentive value of the option.

ARTICLE II

ADMINISTRATION

The Plan shall be administered by the Board of Directors (the "Board") of the Company.  The Board, at its option, may delegate the administration of the Plan to another committee of the Board subject to the provisions of this Article II.  Subject to the express provisions of the Plan, the Board shall have plenary authority, in its discretion, to approve the individuals within the class set forth in Article IV to whom, and the time and price per share at which, options shall be granted, and the number of shares to be subject to each option.  In making such determination, the Board may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors as the Board in its discretion shall deem relevant.  Subject to the express provisions of the Plan, the Board shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations regulating it, and to make all other determinations necessary or advisable for the administration of the Plan.  The Board's determination on the matters referred to in this Article II shall be final, conclusive and binding upon all optionees.

ARTICLE III

AMOUNT OF STOCK AND DURATION OF PLAN

The aggregate amount (subject to adjustment as provided in Article VIII) of stock which may be purchased pursuant to options granted under this Plan shall be one (1) billion shares of the Company's Common Stock.  Any option granted hereunder must be granted within ten (10) years from the date of approval of adoption of the Plan by the Board or the date on which this Plan is approved by the Company's shareholders, whichever is earlier.  Shares subject to options under the Plan may, in the sole discretion of the Board, be either authorized and unissued shares or issued shares which have been acquired by the Company and are being held in its treasury.  When options have been granted under the Plan and have lapsed unexercised or partially unexercised, the shares which were subject thereto may be reoptioned under the Plan.

ARTICLE IV

ELIGIBILITY AND PARTICIPATION

All officers, employees, and others who have supplied services to the Company shall be eligible to receive Stock Options under the Plan.

ARTICLE V

TERMS AND CONDITIONS OF OPTIONS

Each option granted under the Plan shall be evidenced by a Stock Option Agreement (the "Agreement"), the form of which shall have been approved by the Board and Counsel to the Company.  The Agreement shall be executed by the Company and the optionee and shall set forth the terms and conditions of the option, which terms and conditions shall include, but not by way of limitation, the following:

1.  Option Price.  The option price shall be determined by the Board.

2.  Term of Option.  The term of the option shall be selected by the Board, but in no event shall such term exceed ten (10) years.

3.  Transferability.  Options granted hereunder shall not be transferable otherwise than by will or operation of the laws of descent and distribution.  During the lifetime of the optionee, options granted hereunder shall be exercisable only by the optionee.

4.  Termination of Employment.  In the event of an optionee's termination of employment with the Company for any reason other than death, all options granted hereunder shall thereupon terminate, unless an exception has been granted in writing by the Board.  The Board may, in its discretion, direct that certain Agreements contain provision permitting exercise of an option after an optionee's retirement.  Upon the termination of an optionee's employment by reason of his death, such optionee's option(s) shall terminate to the extent it was not exercisable at the date of his death.  To the extent such options were then exercisable by the optionee, optionee's estate or the beneficiaries thereof shall be entitled to exercise such options for a period of three (3) months from the date of his death, (unless the option(s) should sooner terminate according to its own provisions) but not thereafter.  Notwithstanding the other provisions of this subparagraph 4, no option shall be exercised more than ten (10) years from the date upon which it is granted. Options granted to service providers who are not officers or directors of the Company will not terminate.

5.  Other Conditions.  At its sole discretion, the Board may impose other conditions upon the options granted hereunder, including, but not by way of limitation, percentage limitations upon the exercise of options granted hereunder.  If the Plan and the shares of Common Stock reserved for options hereunder have not been registered under the Securities Act of 1933, as amended (the "Act"), the Board shall satisfy itself that the exemption from registration afforded by Section 4(a)(2) of the Act will be available.

ARTICLE VI

INCENTIVE STOCK OPTIONS

The Board, in recommending and granting stock options hereunder, shall have the discretion to determine that certain options shall be Incentive Stock Options, as defined in Section 422A of the Code and the regulations thereunder, while other options shall be Non‑Qualified Stock Options.  Neither the members of the Board nor the Company shall be under any obligation or incur any liability to any person by reason of the determination by the Board whether an option granted under the Plan shall be an Incentive Stock Option or a Non‑Qualified Stock Option.  The provisions of this Article VI shall be applicable to all Incentive Stock Options at any time granted or outstanding under the Plan.

All Incentive Stock Options granted or outstanding under the Plan shall be granted and held subject to and in compliance with the terms and conditions specifically set forth in Articles II, III, IV, and V hereof and, in addition, subject to and in compliance with the following further terms and conditions:

1.  The option price of all Incentive Stock Options shall not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock at the time the option is granted (notwithstanding any provision of Article V hereof to the contrary);

2.  No Incentive Stock Option shall be granted to any person who, at the time of the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of the Company.  Such ownership limitation will be waived if (i) the option price is at least one hundred ten percent (110%) of the fair market value of the Company's Common Stock at the time the option is granted; and (ii) the option by its terms must not be exercisable more than five (5) years from the date it is granted; and,

3.  The aggregate fair market value of all shares of Common Stock (determined at the time of the grant of the option) exercisable for the first time by an employee during any calendar year shall not exceed $100,000.

ARTICLE VII

EXERCISE OF OPTIONS

Options granted hereunder may be exercised only by tendering to the Company written notice of exercise accompanied by the aggregate purchase price for the shares with respect to which the option is being exercised.  No option shall be exercisable unless the shares issuable on the exercise thereof have been registered under the Act, or the Company shall have first received the opinion of its counsel that registration under the Act is not required in connection with such issuance.  At the time of exercise, if the shares with respect to which the option is being exercised have not been registered under the Act, the Company may require the optionee to give the Company whatever written assurance counsel for the Company may require that the shares are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under the Act is not required.  Share certificates issued to the optionee upon exercise of the option shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.  The purchase price of shares of Common Stock of the Company acquired upon the exercise of any Non‑Qualified Stock Option or Incentive Stock Option granted under the Plan may be paid by an optionee by the payment of cash, or by the assignment to the Company of shares of the Company's Common Stock theretofore owned by the optionee having a value equal to such option price, or by any combination thereof.  For purposes of the Plan, shares of Common Stock shall be deemed to have a value equal to the average of the closing bid and asked price for a share for the trading day upon which such value is being determined.

ARTICLE VIII

ADJUSTMENTS

Subject to any required action by the Company's Directors and shareholders, the number of shares provided for in each outstanding option and the price per share thereof, and the number of shares provided for in the Plan, shall be proportionately adjusted for any increase of decrease in the number of issued shares of the Company Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.  Subject to any required action by the Company's Directors and shareholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of the Company's Common Stock subject to the option would have been entitled.  In the event (hereinafter collectively referred to as an "Event of Sale or Liquidation") of:  (a) a dissolution or liquidation of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; (c) a sale of all or substantially all of the assets of the Company; or (d) a sale of all or substantially all of the outstanding Common Stock of the Company to one purchaser, then each outstanding option shall terminate, provided, however, that in such event, each optionee shall have the right immediately prior to any Event of Sale or Liquidation to exercise his option with respect to the full number of shares covered thereby, without regard to any installment provision contained in this Agreement.  In the event of a change in the Company's Common Stock which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.  The aforesaid adjustment shall be made by the Committee whose determination in that respect shall be final, binding and conclusive.  Except as hereinbefore expressly provided in this Article VIII, the optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class or payment of any stock dividend or any other  increase or decrease in the number of shares of any class or by reason of any Event of Sale or Liquidation, or spin‑off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to the number or price of shares of the Company's Common Stock subject to any option.  The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve or liquidate or sell or transfer all or any part of its business or assets.

ARTICLE IX

AMENDMENT OR DISCONTINUANCE

The Board may at any time amend, rescind or terminate the Plan, as it shall deem advisable, provided, however, that no change may be made in options theretofore granted under the Plan (without the consent of the optionees) which should impair the optionee's rights.  Provided, however, that no amendment to the Plan will be effective unless and until such amendment has been approved by the holders of a majority of the Company's  outstanding voting stock (voting as a single class) present, or represented, and entitled to vote at a duly constituted meeting of such shareholders.

ARTICLE X

SHAREHOLDER APPROVAL

The Plan shall be effective (the "Effective Date") when it has received the approval of a majority of the Board of Directors.  However, the Plan and all options granted under the Plan shall be void if the Plan is not approved by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) within twelve (12) months of the Effective Date.

HORNE INTERNATIONAL, INC.

STOCK OPTION AGREEMENT

____ INCENTIVE STOCK OPTIONS
or
____ NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT is made and entered into by and between HORNE INTERNATIONAL, INC. (the "Company") and _____________________________________________________ ("Optionee").

WHEREAS, the Company considers it desirable and in the Company's best interests that officers, employees and others who have supplied services to the Company be given an inducement to acquire a propriety interest in the Company and an added incentive to advance the interests of the Company by possessing an option to purchase stock of the Company in accordance with the Incentive Stock Option Plan (the "Plan") adopted by the Board of Directors (the "Board") of the Company on _____________________, 201___.

NOW THEREFORE, in consideration of the promises, it is agreed by and between the parties as follows:

1.  Grant of Option.  The Company hereby grants to ____________________________ the right, privilege, and option to purchase _____________________ shares of the Company's Common Stock at the purchase price of $__________ per share, in the manner and subject to the conditions hereinafter provided and Article VI of the "Stock Option Plan."

2.  Vesting Schedule.  The options will vest according to the following schedule:

____________ options upon execution of this Agreement
____________ options ______ months after the execution date
____________ options ______ months after the execution date

3.  Time of Exercise of Options.  The aforesaid option may, until the termination thereof as provided in Article V, paragraph 4, be exercised in any increments, subject to Article VI(1) of the "Stock Option Plan."  Provided that for this purpose any such previously granted option not having been exercised in full shall be deemed to remain outstanding until the expiration of the period during which under its initial term it could have been exercised.

4.  Method of Exercise.  The options shall be exercised by written notice (the "Notice") from Optionee to the Executive Committee (the "Committee") of the Board.  The Notice shall specify the number of shares of stock for which the option is being exercised and be accompanied by a cashier's check for payment in full of the option price for the number of shares specified. In the event the Company owes Optionee any sums of money, the amount owed Optionee may be offset against the exercise price of the option price.   The option shall be deemed exercised as of the time the Notice is actually received by the Company.  The Company shall make immediate delivery of such shares in electronic or paper form to the Optionee or his designated brokerage firm, as directed in writing by the Optionee, provided that if any law or regulation required the Company to take any action with respect to the shares specified in such Notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

5.  Termination of Option.  Except as otherwise provided, the option to the extent not already exercised or expired by its own terms shall terminate upon the first to occur of the following dates:

(a)  Termination of the Optionee, unless designated by the Board that the options will remain effective for a specific period of time after termination, not to exceed the original expiration date.

(b)  Death of the Optionee.

(c)  Midnight                     , 201___.

6.  Adjustments.  Subject to any required action by the Company's Directors and shareholders, the number of shares provided for in this option, and the price thereof, shall be adjusted proportionately upward or downward in accordance with the provisions of Article VIII of the Plan.

7.  Rights prior to Exercise of Option.  This option is nontransferable by the Optionee.  Optionee shall have no rights as a stockholder with respect to the option shares until payment of the option price and delivery to him of such shares as herein provided.

8.  Restriction of Disposition.  All shares acquired by Optionee pursuant to this Stock Option Agreement may be subject to restriction on sale, encumbrance and other dispositions pursuant to state or federal law.

9.  Notices.  The addresses to which all notices required to be given hereunder shall be sent are, if to the Company:

HORNE INTERNATIONAL, INC.
3975 University Drive, Suite 100
Fairfax, Virginia 22030

and if to Optionee:

Either party may change his address by giving written notice to the other party at the indicated address.  All notices given hereunder shall be deemed received when actually delivered to the indicated address.

10.  Stock Option Plan.  This Agreement is subject to and incorporated by reference to all the terms and conditions set forth in the Plan.  In the event of any conflict between the terms of this Agreement and the Plan, the terms and conditions of the Plan shall control.

11.  Binding Effect.  Optionee acknowledges receipt of a copy of the Plan.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of _____________________, 201____.

HORNE INTERNATIONAL, INC.

BY:
Dallas Evans, Chief Executive Officer